Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                 Date of Report February 27, 2001

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                 0-16276                23-2449551
  (State or other (Commission File Number)(IRS Employer
   jurisdiction                                            Identification No.)
  of incorporation)

101 North Pointe Boulevard, Lancaster, Pennsylvania   17601-4133
      (Address of principal executive offices)                     (Zip Code)

Registrant's Telephone number, including area code:
  (717) 581-6030
                            N/A
(Former name or former address, if changed since last
                             report)

Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

                     On February 27, 2001, Sterling Financial Corporation
                issued a press release announcing the approval of a plan to purchase, in the open market, up to 150,000 shares of its outstanding common stock. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99.1   Press Release of Sterling
                                   Financial Corporation,
                                   dated Fenruary 27, 2001.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.


                             SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By: __________________________
                                  John E. Stefan, President and
                                  Chief Executive Officer


DATE     February 28, 2001

                          EXHIBIT INDEX


                                                      Page Number in
                                                      Manually Signed
    Exhibit                                              Original
     99.1       Press Release, of
                  Sterling Financial
                  Corporation
                  dated February 27, 2001.

                            Exhibit 99.1



            STERLING FINANCIAL CORPORATION

      COMMON STOCK REPURCHASE PROGRAM INITIATED

LANCASTER, PA (February 27, 2001) - Sterling Financial
Corporation (NASDAQ: SLFI)

     The Board of Directors of Sterling Financial Corporation is pleased to announce the approval of a plan to purchase, in open market and privately negotiated transactions, up to 150,000 shares of its outstanding common stock. In announcing the plan, John E. Stefan, Chairman, President and CEO of Sterling Financial Corporation stated that the Board of Directors believes the opportunity to purchase Sterling Financial Corporation's common stock represents an attractive opportunity for the Corporation and its shareholders. The purchases are expected to be funded by using available excess capital.

     Sterling Financial Corporation presently operates 46 banking locations in south central Pennsylvania and northern Maryland, through its subsidiary banks, Bank of Lancaster County, N.A., Bank of Hanover and Trust Company, and the First National Bank of North East.

     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual Results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Sterling's filings with the Securities and Exchange Commission.


Contact: John E. Stefan, Chairman, President and CEO (717) 581-6030. Sterling Financial Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)


                                    Years Ended December 31,
                                        2000          1999
EARNINGS
 Interest income                     $  113,319    $  101,626
 Interest expense                        58,501        47,404
 Net interest income                     54,818        54,222
 Provision for loan losses                  605         1,060
 Noninterest income                      36,817        32,324
 Securities gains                           691         1,215
 Noninterest expense                     70,203        62,459
 Net income                              16,567        17,985
 Operating income (a)                    18,831        18,359

PER SHARE DATA
 Basic and diluted earnings
   per share                         $     1.32    $     1.43
 Operating earnings per share -
   basic and diluted (a)                   1.50          1.46
 Dividends per share                       .750          .720
 Book value per realized share            10.91         10.30

PERIOD-END BALANCES
 Securities                          $  486,381    $  430,627
 Loans                                1,033,215     1,556,323
 Allowances for loan losses              11,716        11,875
 Total assets                         1,726,138     1,556,323
 Deposits                             1,420,300     1,288,814
 Borrowed funds                         139,506       125,997
 Stockholders' equity                  139,347       122,760

RATIOS
 Return on average assets                 1.02%          1.19%
 Operating return on
   average assets (a)                     1.16%          1.21%
 Return on average realized equity       12.36%         14.46%
 Operating return on average
   realized equity (a)                   14.05%         14.76%
 Allowance for loan losses to
   total loans                            1.13%          1.24%
 Allowance for loan losses to
   nonperforming loans                     223%           329%


   (a) Excludes merger-related and restructuring charges, net of tax, of $2,264 and $374 for the year-ended December 31, 2000 and 1999.








Sterling Financial Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)



                                   Quarter Ending December 31,
                                        2000          1999
EARNINGS
 Interest income                     $   29,738    $   26,390
 Interest expense                        16,120        12,633
 Net interest income                     13,618        13,757
 Provision for loan losses                  158           137
 Noninterest income                       9,665         8,515
 Securities gains                            34           388
 Noninterest expense                     17,419        16,400
 Net income                               4,504         4,505
 Operating income (a)                     4,415         4,505

PER SHARE DATA
 Basic and diluted earnings
   per share                         $     0.36    $     0.36
 Operating earnings per share -
   basic and diluted (a)                   0.36          0.36
 Dividends per share                      0.190         0.185

RATIOS
 Return on average assets                 1.07%          1.16%
 Operating return on
   average assets (a)                     1.07%          1.16%
 Return on average realized equity       13.23%         14.05%
 Operating return on average
   realized equity (a)                   13.26%         14.05%


   (a) Excludes merger-related and restructuring charges, net of tax, of $11 and $0 for the quarter ended December 31, 2000 and 1999.